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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 27, 2001
                                                          --------------


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)




        DELAWARE                        0-22664                  75-2504748
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


4510 LAMESA HIGHWAY, SNYDER, TEXAS                                        79549
(Address of principal executive offices)                               Zip Code

                                  915-573-1104
              (Registrant's telephone number, including area code)

                                    No Change
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         On March 27, 2001, the Company announced that it had cleared the waiting period of Hart-Scott- Rodino Antitrust Improvements Act of 1976, related to its merger with UTI Energy Corp. The Company issued the following press release:

FOR IMMEDIATE RELEASE               Contacts: Jonathan D. (Jody) Nelson, CFO
                                              Patterson Energy, Inc.
                                              (915) 573-1104

                                              John Vollmer, CFO
                                              UTI Energy Corp.
                                              (281) 873-4111

       PATTERSON ENERGY, INC. AND UTI ENERGY CORP. CLEAR HART-SCOTT-RODINO

SNYDER, Texas and HOUSTON, Texas - March 27, 2001 --PATTERSON ENERGY, INC. (Nasdaq: PTEN) and UTI ENERGY CORP. (AMEX: UTI) today announced that the waiting period related to the parties' filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired.

The companies have filed a Registration Statement and a Joint Proxy Statement/Prospectus with the SEC. Upon receiving notification from the SEC regarding the effectiveness of the registration statement, the companies mailed the related Joint Proxy Statement/Prospectus to their respective stockholders on or about March 16, 2001. Special meetings of the stockholders of UTI and Patterson to consider and approve the merger are scheduled to occur on May 8, 2001 at 9:00 a.m. CDT and 10:00 a.m. CDT, respectively. According to the terms of the merger, stockholders of UTI Energy will receive one (1) share of Patterson Common Stock for each share of UTI Common Stock.

A REGISTRATION STATEMENT RELATING TO THE PATTERSON ENERGY, INC. COMMON STOCK TO BE ISSUED TO THE UTI STOCKHOLDERS AND THE PROXY STATEMENTS RELATING TO THE MEETINGS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THESE DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (www.sec.gov). THESE DOCUMENTS SHOULD BE CAREFULLY REVIEWED BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land-based drilling services to major independent oil and natural gas companies. Patterson currently owns 152 drilling rigs (140 of which are currently operable) with drilling operations in Texas, New Mexico, Utah, Oklahoma and Louisiana.

UTI Energy Corp., based in Houston, Texas, is a leading provider of contract drilling and pressure pumping services in North America. The Company's subsidiaries own 150 drilling rigs that provide drilling services primarily in Texas, Oklahoma, New Mexico, and western Canada. The Company's pressure pumping subsidiary provides stimulation and cementing services in the Northeast United States.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PATTERSON ENERGY, INC.



Date:  March 27, 2001                    By: /s/ Cloyce A. Talbott
                                            ------------------------------------
                                            Cloyce A. Talbott
                                            Chairman and Chief Executive Officer